UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2008 (August 6, 2008)

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza Houston, Texas	77046
(Address of principal executive offices)	(zip code)

70 Harbour Drive Grand Cayman, Cayman Islands	KY1-1003
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Our news release dated August 6, 2008, concerning second quarter 2008 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the press release, we discuss field operating income for the three months ended June 30, 2008, March 31, 2008 and June 30, 2007 and the six months ended June 30, 2008 and June 30, 2007. Management believes field operating income is a useful measure of operating results since the measure only deducts expenses directly related to operations from revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

Item 7.01.	Regulation FD Disclosure.

Slide Presentation

On August 6, 2008, we are posting the slide presentation furnished as Exhibit 99.2 to this report on our website at www.deepwater.com. Exhibit 99.2 is incorporated in this Item 7.01 by reference.

Statements contained within the slide presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to projections relating to out-of-service forecasts, operating and maintenance costs trends, contract backlog, and other statements that are not historical facts. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the Company’s Form 10-K for the year ended December 31, 2007, and in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. We caution investors not to place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The exhibits to this report furnished pursuant to items 2.02 and 7.01 are as follows:

Exhibit No.	Description

99.1	Transocean Inc. Release Reporting Second Quarter 2008 Financial Results

99.2	Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN INC.

Date: August 6, 2008	By:	/s/ Chipman Earle
Chipman Earle
Associate General Counsel and Corporate Secretary

Index to Exhibits

Exhibit Number	Description

99.1	Transocean Inc. Release Reporting Second Quarter 2008 Financial Results

99.2	Slide Presentation